July 26, 2006

                        CHURCH CAPITAL MONEY MARKET FUND
                  (A SERIES OF CHURCH CAPITAL INVESTMENT TRUST)

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 12, 2006


     The Board of Trustees has appointed Thompson & Coburn LLP as legal counsel to the Church Capital Investment Trust and to the independent trustees. Accordingly, the disclosure on page 15 of the Prospectus listing Sullivan & Worcester LLP as legal counsel is removed and replaced with information on Thompson & Coburn LLP.








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                         CHURCH CAPITAL INVESTMENT TRUST

                        CHURCH CAPITAL MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 12, 2006
                          SUPPLEMENTED ON JULY 26, 2006

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Church Capital Money Market Fund dated January 12, 2006 supplemented on July 26, 2006. This SAI incorporates by reference the Fund's Prospectus dated January 12, 2006 supplemented on July 26, 2006. You may obtain a free copy by writing to Church Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-877-742-8061.

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------
DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
  CONSIDERATIONS...............................................................2

INVESTMENT LIMITATIONS.........................................................9

THE INVESTMENT ADVISER........................................................11

TRUSTEES AND OFFICERS.........................................................13

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................17

DETERMINATION OF NET ASSET VALUE..............................................19

CALCULATION OF PERFORMANCE DATA...............................................20

REDEMPTIONS IN-KIND...........................................................21

ADDITIONAL TAX INFORMATION....................................................21

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................23

CUSTODIAN.....................................................................25

FUND SERVICES.................................................................25

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................26

LEGAL COUNSEL ............................................................... 26

DISTRIBUTOR...................................................................26

FINANCIAL STATEMENTS..........................................................26

APPENDIX A--SECURITY RATINGS..................................................32

DESCRIPTION OF THE TRUST AND THE FUND

     Church Capital Investment Trust (the "Trust") is an open-end investment company established as a business trust under the laws of Ohio by an Agreement and Declaration of Trust dated April 6, 2005 (the "Trust Agreement"). The Trust currently offers two series of shares to investors, the Church Capital Money Market Fund (the "Fund"), which is included in this SAI, and Church Capital Value Trust, which is in a separate SAI. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. For information on Church Capital Value Trust, please call 1-877-742-8061.

     The investment adviser to the Fund is Church Capital Management, LLC (referred to hereafter as the "Adviser" or "Church Capital"). More information on Church Capital is contained in the section "The Investment Adviser."

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     The Fund operates as money market fund and seeks to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as that Rule may be amended from time to time. The Rule's key provisions govern the maturity, quality and diversification of its investments. For example, with respect to maturity, Rule 2a-7 currently provides that money market funds limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less, both calculated as described in the Rule. In addition, money funds may only

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

invest in high quality securities. The Fund is also subject to strict diversification requirements under Rule 2a-7.

     The following investment strategies, securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the Fund's acquisition of such security or asset unless otherwise noted. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the 1940 Act unless otherwise noted.

FUND INVESTMENTS AND ASSOCIATED RISKS

ASSET-BACKED SECURITIES - Asset-backed securities are securities that are backed by the loans or accounts receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity.

Sometimes the credit quality of these securities is limited to the support provided by the underlying assets, but, in other cases, additional credit support also may be provided by a third party via a letter of credit or insurance guarantee. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Based on the primary characteristics of the various types of asset-backed securities, for purposes of the Fund's industry concentration policy, the following asset-backed securities industries have been selected: credit card receivables, automobile receivables, trade receivables and diversified financial assets. The Fund will limit its investments in each such industry to less than 25% of its total assets.


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

BANKERS' ACCEPTANCES - Bankers' Acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million. The Adviser will be responsible for monitoring compliance with this requirement.

BORROWING - The Fund is permitted to borrow to meet redemption requests rather than sell portfolio securities to raise the necessary cash. When the Fund borrows, it is subject to interest costs, which may exceed the interest received on the securities held in the Fund's portfolio or purchased with the borrowed funds. Borrowing can involve leveraging when securities are purchased with the borrowed money. If leveraging is used the Fund will segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (the "SEC").

CERTIFICATES OF DEPOSIT - Certificates of deposit are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The Fund will invest only in certificates of deposit, including time deposits, of banks that have capital, surplus and undivided profits in excess of $100 million. The Adviser will be responsible for monitoring compliance with this requirement.

COMMERCIAL PAPER - Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper is typically unsecured, and is therefore subject to credit risk.

INDUSTRY CONCENTRATION - This occurs when a fund invests a substantial amount of assets in a particular industry or group of industries. Concentration increases investment exposure to the industry. The Fund will limit its investments in securities issued by foreign banks in the aggregate to less than 25% of its total assets. However, the Fund reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks).

CREDIT AND LIQUIDITY SUPPORTS - Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to the Fund.

DEBT SECURITIES - These are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all.

DELAYED-DELIVERY TRANSACTIONS - These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the Fund until the security is delivered. The Fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations.

When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could suffer losses.

DIVERSIFICATION - Diversification refers to the principle in investing that by holding a wide range of securities you are thereby spreading and reducing the risks of investment. The Fund is a diversified mutual fund as defined by the SEC regulations. The Fund also follows the regulations set forth by the SEC that dictate the diversification requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time.

FOREIGN SECURITIES - Foreign securities involve additional risks because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Credit and liquidity supports also may be provided by foreign entities. Foreign securities in which the Fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the Fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the Fund.

ILLIQUID SECURITIES - Illiquid securities are generally any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instruments. The Fund will not invest more than 10% of the value of its net assets in illiquid securities. The liquidity of the Fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

LENDING - The Fund may engage in security lending arrangements for the primary objective of increasing its income. For example, the Fund may receive cash collateral and it may invest in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

The Fund may lend portfolio securities to qualified broker-dealers or other institutional investors provided that: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund, including collateral received from the loan (at market value computed at the time of the loan).

PROMISSORY NOTES - Promissory notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS OR DEMAND FEATURES - Puts and demand features are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or "put provider." When the Fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.

QUALITY OF INVESTMENTS - The Fund follows regulations set forth by the SEC that dictate the quality requirements for money market mutual funds, as such regulations may be amended or interpreted from time to time. These regulations require the Fund to invest exclusively in high-quality securities. Generally, high-quality securities are securities that are determined by the investment adviser to present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs"), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the Board of Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment adviser. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category.

Should a security's high-quality rating change after purchase by the Fund, the Adviser would take such action, including no action, as determined to be in the best interest of the Fund and as required by Rule 2a-7. For more information about the ratings assigned by some NRSROs, refer to Appendix A of this SAI.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements that involve the Fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be "collateralized" by first tier securities in which the Fund could invest directly. In addition, under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed, for purposes of meeting the diversification and credit quality requirements of Rule 2a-7, to be investments in U.S. government securities.

RESTRICTED SECURITIES - Restricted securities are securities that are subject to legal restrictions on their sale. For example, tender option bonds, commercial paper and other promissory notes may be issued under Section 4(2) of the Securities Act of 1933 and may be sold only to qualified institutional buyers, such as the Fund, under Securities Act Rule 144A.

Restricted securities may be deemed to be either liquid or illiquid. In order to be deemed liquid, the Fund must be able to dispose of the security in the ordinary course of business at approximately the amount the Fund has valued the security. In addition, the Adviser must determine that an institutional or other market exists for these securities. In making this determination, the Adviser may take into account any liquidity support associated with the security. It is not possible to predict with assurance whether the market for any restricted security will continue. Therefore, the Adviser monitors the Fund's investments in these securities, focusing on factors, such as valuation, liquidity and availability of information. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund's portfolio may increase if buyers in that market become unwilling to purchase the securities.

REVERSE REPURCHASE AGREEMENTS - A reverse repurchase agreement requires the Fund to sell a security in exchange for cash and then enter into an agreement to repurchase the security at a specified future date and price. The Fund generally would retain the right to interest and principal payments on the security. If the Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. Reverse repurchase agreements are also considered a form of borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES - The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Because investment companies employ investment advisers and other service providers, investments by the Fund into another investment company will cause shareholders to pay duplicative fees and incur expenses.

The Fund may invest up to 5% of the value of its total assets in the securities of any one investment company, provided that the Fund may not acquire more than 3% of the total outstanding shares of any investment company, and provided further that no more than 10% of the Fund's total assets may be invested in the securities of investment companies in the aggregate. Notwithstanding the forgoing percentage limitations, the Fund may invest any percentage of its assets in an investment company if immediately after such purchase not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund.

STRIPPED  SECURITIES  - Stripped  securities  are  securities  whose  income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are subject to greater volatility than other money market instruments. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.

U.S. GOVERNMENT SECURITIES - Many of the U.S. government securities that the Fund may invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae) and the Federal Home Loan Bank (FHLB) are supported by limited lines of credit their issuers maintain with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities that the Fund owns do not extend to shares of the Fund itself. Although the risk of default with U.S. government securities is considered unlikely, any default on the part of a Fund holding could cause the Fund's share price or yield to fall.

U.S. TREASURY SECURITIES - Obligations of the U.S. Treasury include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States government.

VARIABLE AND FLOATING RATE DEBT SECURITIES - Variable and floating rate debt securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by the Fund. In addition, the Fund may exercise only its demand rights at certain times. The Fund could suffer losses in the event that the issuer defaults on its obligation.

Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interests in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the Fund's investment limitations.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are "fundamental," i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

     7. CONCENTRATION. The Fund will not invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above nor does it apply to the non-fundamental policy regarding illiquid securities set forth in paragraph 5 below. With regards to the Fund's borrowing policy, if at anytime the Fund's borrowings exceed the 300% asset coverage requirement, the Fund will reduce its borrowings to meet such requirement within 3 days (not including Sundays and holidays) of such occurrence.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not mortgage, pledge, or hypothecate more than 15% of its net assets.

     2. LEVERAGE. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this SAI.

     5. ILLIQUID INVESTMENTS. The Fund will not invest more than 10% of its net assets in illiquid securities.

THE INVESTMENT ADVISER

     The Fund's investment adviser is Church Capital Management, LLC, 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067. Church Capital is a wholly-owned subsidiary of Sterling Financial Corporation, a publicly traded company. Church Capital and the Fund's distributor, Bainbridge Securities Inc. (the "Distributor"), are affiliated companies, both subsidiaries of Sterling Financial Corporation. As of the date of this SAI, the Adviser owns all of the outstanding shares of the Fund.

     Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. As compensation for its management services, the Fund pays the Adviser a fee computed daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund.

     The Adviser has contractually agreed to reduce a portion of its advisory fees or to reimburse the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.66% annually of its average net assets. This Expense Limitation Agreement remains in effect for a period of three years from the beginning of the Fund's operations. Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund provided that the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser's ability to recover fee reductions or expense reimbursements under the terms of the Expense Limitation Agreement terminates upon the termination of the Advisory Agreement with the Trust. In addition, the Board of Trustees has reserved the right to terminate the Expense Limitation Agreement at any time, upon 60 days advance written notice. If the Board of Trustees terminates the Agreement, the Adviser has no right or claim to recover any fee reductions and expense reimbursements that have not been previously reimbursed.

     Unless sooner terminated, the Advisory Agreement shall continue in effect until December 8, 2007, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder. The Fund will not be subject to any payment or penalty if the Advisory Agreement terminates.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

     The footnotes to the Fund's financial statements, which are part of this SAI, contain disclosure stating that the Adviser may be able to recover organizational costs that it has paid on behalf of the Fund. This footnote is not correct. Subsequent to the date and not withstanding Note 2 of the Fund's Financial Statements, consistent with Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities," the Adviser has waived any right to and will not seek repayment or recovery of any organizational costs and the Fund will not repay any organizational costs.

BOARD REVIEW OF ADVISORY AGREEMENT

     The Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement at a meeting of the Board of Trustees held on December 8, 2005. In approving the Advisory Agreement, the Board of Trustees of the Fund considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services to be provided by the Adviser, the long term performance of the Adviser in managing assets under a fixed income strategy and the reasonableness of the fees to be charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees, in their evaluation of the quality of the Adviser's services, considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Trustees reviewed the experience of the

Adviser's personnel in managing other types of client accounts, including various pooled investments. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered. The Trustees also considered the business reputation of the Adviser's key personnel and the Adviser's financial resources. In addition, the Trustees reviewed the financial condition of the Adviser, concluding that the Adviser is adequately capitalized to satisfy its obligations under the Expense Limitation Agreement.

     The Trustees also reviewed the performance of the Adviser in managing client assets in a fixed income strategy. The Trustees duly noted that the fixed income performance presented was managed in accordance with a different investment strategy than that of the Fund. After reviewing the performance and the relevant experience of the Adviser's investment personnel, the Trustees concluded that the Adviser was qualified to manage the Fund in accordance with its stated investment objective.

     In reviewing the fees payable under the Advisory Agreement, the Trustees determined that the level of advisory fees was within industry standards and the Fund's peer group. The Trustees further considered the level of total expenses payable by the Fund in light of the Adviser's commitment to reduce fees and reimburse expenses of the Fund, and noted that the level of such expenses, after fee reductions and expense reimbursements, is comparable to the average total expenses of comparably managed funds, according to current industry data presented to the Trustees. The Trustees, including the Independent Trustees, determined that the advisory fees to be paid to the Adviser pursuant to the Advisory Agreement are fair and reasonable to the Fund and its shareholders.

     The Trustees also discussed the likely costs of the services to be provided by the Adviser along with the potential of future profits by the Adviser and its affiliates from the relationship with the Fund. The Trustees concluded that, since the Fund is a new fund, these factors are not material at this time with regards to their approval of the Advisory Agreement.

     The Trustees considered the extent to which economies of scale would be realized as the Fund grows. The Trustees noted that since the Fund is a new fund, with virtually no assets, a discussion regarding economies of scale is not meaningful at this time. The Trustees did note that as the Fund grows it may become necessary to add breakpoints to the advisory fee to ensure that Fund shareholders are being charged a reasonable advisory fee. The Trustees concluded that economies of scale are not a material factor at this time with regards to the approval of the Advisory Agreement.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that the Advisory Agreement was in the best interests of the Fund and its shareholders.

TRUSTEES AND OFFICERS

     Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the

Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                                                                                       FUND
                                                                              PRINCIPAL OCCUPATION(S) DURING          COMPLEX
NAME, ADDRESS AND AGE                     LENGTH OF        POSITION(S) HELD   PAST 5 YEARS AND DIRECTORSHIPS        OVERSEEN BY
                                          TIME SERVED         WITH TRUST          OF PUBLIC COMPANIES                 TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

* Thomas P. Dautrich (age 56)               Since               Trustee       From January 2002 through                  2
301 Oxford Valley Road, Suite 801B          April                             present, Chief Executive Officer
Yardley, Pennsylvania 19067                 2005                              of the Bank of Lancaster County;
                                                                              from  January 2000 through
                                                                              January 2002, Chief Operating
                                                                              Officer of the Bank of Lancaster
                                                                              County.
INDEPENDENT TRUSTEES:
Gerald L. Printz (age 48)                   Since             Chairman &      From November 1993 through                 2
301 Oxford Valley Road, Suite 801B         December            Trustee        present, President of Amsador,
Yardley, Pennsylvania 19067                 2005                              Ltd. (information management

                                                                              consulting
                                                                              firm).
                                                                              From
                                                                              April
                                                                              2002
                                                                              through
                                                                              present,
                                                                              Chief
                                                                              Executive
                                                                              Officer
                                                                              of
                                                                              20/20
                                                                              Innovations,
                                                                              LLC
                                                                              (provides
                                                                              crisis
                                                                              management
                                                                              planning
                                                                              and
                                                                              prevention
                                                                              services).
                                                                              From
                                                                              March
                                                                              of
                                                                              1996
                                                                              to
                                                                              present,
                                                                              Trustee
                                                                              of
                                                                              the
                                                                              Matterhorn
                                                                              Growth
                                                                              Fund
                                                                              (an
                                                                              open
                                                                              end
                                                                              mutual
                                                                              fund).

Portia Sue Perrotty (age 52)                Since               Trustee       From January of 2003 to present,           2
301 Oxford Valley Road, Suite 801B         December                           Chief of Staff for the First Lady
Yardley, Pennsylvania 19067                  2005                             of Pennsylvania;  from August
                                                                              1981 to January 2002, served in
                                                                              various roles for Wachovia Bank.
                                                                              Ms. Perrotty's last position was
                                                                              Executive Vice President of
                                                                              Wachovia Corp.

(1)Brian D. Wassell, CPA (age 36)           Since               Trustee       Partner of Trout, Ebersole &               2
301 Oxford Valley Road, Suite 801B         December                           Groff LLP (CPA firm)
Yardley, Pennsylvania 19067                 2005




                                                                              14

EXECUTIVE OFFICERS:


Gregory A. Church (age 49)                  Since              President      Founder and Chairman of Church
301 Oxford Valley Road, Suite 801B         December                           Capital Management, LLC
Yardley, Pennsylvania 19067                 2005




John E. Barry (age 39)                      Since           Vice President    From October 2003 to present,
301 Oxford Valley Road, Suite 801B         December                           Investment Committee Member
Yardley, Pennsylvania 19067                 2005                              and Portfolio Manager of Church
                                                                              Capital Management, LLC; from March
                                                                              2000 to October 2003, Managing
                                                                              Director of Sterling Financial
                                                                              Trust Company

Robert G. Dorsey (age 48)                   Since           Vice President    Managing Director of Ultimus
225 Pictoria Drive, Suite 450              December                           Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                      2005                              Fund Distributors, LLC

Mark J. Seger (age 44)                      Since           Vice President    Managing Director of Ultimus
225 Pictoria Drive, Suite 450              December                           Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                      2005                              Fund Distributors, LLC

John F. Splain (age 49)                     Since           Vice President    Managing Director of Ultimus
225 Pictoria Drive, Suite 450              December                           Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                      2005                              Fund Distributors, LLC

Christy N. Oeth (age 37)                    Since               Chief         Compliance Officer for
301 Oxford Valley Road, Suite 801B         December           Compliance      Bainbridge Securities Inc. and
Yardley, Pennsylvania 19067                 2005               Officer        serves on the Investment Committee of
                                                                              Church Capital Management, LLC

     * Thomas P. Dautrich is an affiliated person of Church Capital Management, LLC, the Fund's investment adviser, and Bainbridge Securities Inc., the Fund's principal underwriter, and is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     (1) Mr. Wassell is a partner with an accounting firm that has provided various professional services to certain affiliates of the Adviser resulting in payment of fees to his firm exceeding $60,000. The following services were provided by his firm: financial accounting services; tax services; and services assisting in the purchase of a business. However, these services were not a significant part of his firm's overall business. Mr. Wassell did not personally perform any of the services noted.

     BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Ms. Perrotty and Messrs. Printz and Wassell are the members of the Audit Committee. Mr. Wassell serves as Chairman of the Audit Committee. Since the Fund has not yet commenced operations as of the date of this SAI, the Audit Committee has not held any meetings to date. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.

                           Dollar Range of Fund Shares     Aggregate Dollar Range of  Shares of
Name of Trustee                  Owned by Trustee               All Funds Overseen by Trustee
------------------------------------------------------------------------------------------------
Thomas P. Dautrich                     None                              None

INDEPENDENT TRUSTEES:

Gerald L. Printz                       None                              None

Portia Sue Perrotty                    None                              None

Brian D. Wassell                       None                              None

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Fund an annual fee of $4,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. Since the Fund has not yet commenced operations, the Trustees have not received any compensation as of the date of this SAI.

     INDEPENDENT   TRUSTEE  OWNERSHIP  IN  THE  FUND'S  INVESTMENT  ADVISER1  OR
DISTRIBUTOR.2 This information is provided as of December 31, 2005.

=====================================================================================================
            (1)              (2)             (3)             (4)             (5)           (6)
=====================================================================================================
                           NAME OF
                         OWNERS AND        NAME OF      TITLE OF CLASS      VALUE OF     PERCENT OF
    NAME OF TRUSTEE     RELATIONSHIPS      COMPANY       OF SECURITY       SECURITIES      CLASS
                         TO TRUSTEE
=====================================================================================================
Gerald L. Printz             N/A             N/A             N/A              NONE          N/A
=====================================================================================================
Portia Sue Perrotty          N/A             N/A             N/A              NONE          N/A
=====================================================================================================
Brian D. Wassell             N/A             N/A             N/A              NONE          N/A
=====================================================================================================

     1    Church Capital Management, LLC
     2    Bainbridge Securities Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The money market securities in which the Fund invests are traded primarily in the over-the-counter market or purchased directly from the issuer or an underwriter or market maker. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. It is expected that the cost of executing portfolio transactions of the Fund will primarily consist of dealer spreads and underwriting commissions.

     The Adviser does not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. Neither the Fund nor the Adviser receives hard dollar credits from the Fund's custodian, the Fund's transfer agent or from any broker or dealer. In addition to these agency transactions, the Adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with SEC guidelines.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of such research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Advisory Agreement.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates or spreads on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker, including Bainbridge Securities Inc., (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor. The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Advisory Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability.

     The Advisory Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. The Fund contemplates no ongoing arrangements with any brokerage firms. An affiliated broker-dealer will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

     The net asset value ("NAV") of the Fund's shares is calculated on each day that the New York Stock Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund seeks to maintain a stable NAV of $1.

The Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Fund's investments at amortized cost with market values. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees. The Fund uses approved pricing services to provide values for their portfolio securities. Securities may be fair valued pursuant to procedures approved by the Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur after the Fund's close (1:30 p.m., Eastern time) that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Fund pursuant to the procedures.

     The amortized cost method of valuation seeks to maintain a stable NAV per share of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

     If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and the Fund's $1.00 NAV calculated using amortized cost, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to existing or future shareholders, the Board of Trustees would promptly consider what action, if any, should be initiated.

     If the Fund's NAV calculated using market values declined, or was expected to decline, below the Fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the Fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's NAV calculated using market values were to increase, or were anticipated to increase above the Fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might supplement dividends in an effort to maintain the Fund's $1.00 NAV.

CALCULATION PERFORMANCE DATA

     Yield quotations on an investment in the Fund are provided on both a current and an effective (compounded) basis. Current yield is calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yield reflects daily compounding and is calculated as follows:

              Effective yield = [(base period return + 1) 365/7]-1

For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Fund does not normally recognize unrealized gains and losses under the amortized cost valuation method).

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n + ERV
Where:

P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

REDEMPTIONS IN-KIND

     The Fund may process any redemption request in excess of $250,000 or 1% of the Fund's assets (whichever is less) by paying redemption proceeds in whole or in part in liquid securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits.

     To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

     On each business day that the NAV of the Fund is determined, the Fund's net investment income will be declared as a daily dividend to shareholders of record. A shareholder's daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. Dividends will normally be reinvested monthly in shares of the Fund at the NAV on the last business day of each month. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. The Fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption.

     The Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Fund generally consists of accrued interest income, plus or minus amortized discount or premium, minus accrued expenses. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward.

     Any dividends declared by the Fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. The Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Distributions by the Fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment. Note that most states grant tax-exempt status to distributions paid to shareholders from earnings received on direct investment on U.S. government securities, subject to certain restrictions. For example, some states do not extend this exemption to distributions paid to shareholders from earning on certain U.S. government agencies, such as Freddie Mac, Fannie Mae, or Sallie Mae.

     Each shareholder is advised annually of the sources of distributions for federal income tax purposes. Because the taxable portion of the Fund's investment income consists primarily of interest, none of its dividends are expected to qualify under the Code for the dividends received deduction for corporations or as qualified dividend income eligible for reduced tax rates.

     If a shareholder fails to furnish his social security number or other tax identification number to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o Information regarding portfolio securities, and other information regarding the investment activities of the Fund (other than information contained in Official Reports), may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. If portfolio information is released to the general public prior to its release to a ranking or rating organization, no confidentiality agreements or prohibitions on trading will be sought from these organizations. As of the date of this SAI, the Chief Compliance Officer has not approved the disclosure of Fund holdings to any rating and ranking service. The Chief Compliance Officer anticipates approving certain of these entities after the Fund's inception date. The Chief Compliance Officer will only authorize distribution to these entities if it is determined that they provide a valuable service to investors and the distribution serves a legitimate business interest of the Fund. The Chief Compliance Officer will inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

          Below is a table that lists service providers receiving portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

----------------------------------------------------------------------------------------------
  TYPE OF SERVICE PROVIDER       FREQUENCY OF ACCESS TO             RESTRICTIONS ON USE
                                 PORTFOLIO INFORMATION
----------------------------------------------------------------------------------------------
Adviser                          Daily                              Contractual and Ethical
----------------------------------------------------------------------------------------------
Administrator (fund accountant   Daily                              Contractual and Ethical
and transfer agent)
----------------------------------------------------------------------------------------------
Custodian                        Daily                              Contractual and Ethical
----------------------------------------------------------------------------------------------
Auditor                          During annual audit                Ethical
----------------------------------------------------------------------------------------------
Legal counsel                    Regulatory filings, board          Ethical
                                 meetings, and if a legal issue
                                 regarding the portfolio requires
                                 counsel's review
----------------------------------------------------------------------------------------------
Printers                         Twice a year - printing of         No formal restrictions in
                                 semi-annual and annual reports     place.  Printer receives
                                                                    portfolio on
                                                                    or     about
                                                                    time   filed
                                                                    with the SEC
                                                                    -
                                                                    approximately
                                                                    60 days  old
                                                                    by the  time
                                                                    received.
----------------------------------------------------------------------------------------------
Broker/Dealers through which     Daily access to the relevant       Contractual and Ethical
Fund purchases and sells         purchase and/or sale - no
portfolio securities             broker/dealer has access to the
                                 Fund's entire portfolio
----------------------------------------------------------------------------------------------

          The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Fund and the party do not exist.

     o The Chief Compliance Officer has been given the authority by the Board of Trustees to approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is subject to a confidentiality agreement and prohibition on trading. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

CUSTODIAN

     US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchase and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Fund a fee payable monthly at an annual rate of $24 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Fund reimburses Ultimus for out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communications lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee at the annual rate of .01% of the Fund's average daily net assets up to $500 million and .005% of such assets over $500 million. In addition, the Fund reimburses Ultimus for all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meeting of the Board of Trustees. For the performance of these administrative services, the Fund pays

Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $500 million, .075% of such assets from $500 million to $1 billion and .05% of such assets in excess of $1 billion; provided, however, that the minimum fee is $2,000 per month.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102, has been selected as the Fund's independent registered public accounting firm for the fiscal year ending November 30, 2006. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

LEGAL COUNSEL

     The firm of Thompson & Coburn LLP, One US Bank Plaza, St. Louis, Missouri, has been selected as legal counsel for the Trust and the Independent Trustees.

DISTRIBUTOR

     Bainbridge Securities Inc. (the "Distributor"), 301 Oxford Valley Road, Suite 801B, Yardley, Pennsylvania 19067, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor does not receive any compensation from the Fund.

     Thomas P. Dautrich is an affiliated person of both the Distributor and the Trust.

FINANCIAL STATEMENTS

The financial statements of the Fund as of December 20, 2005, which have been audited by Briggs, Bunting & Dougherty, LLP, are set forth below.

                         CHURCH CAPITAL INVESTMENT TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 20, 2005

                                                   CHURCH CAPITAL CHURCH CAPITAL
                                                   VALUE TRUST -   MONEY MARKET
                                                   ADVISER CLASS      FUND
                                                   ------------    ------------
ASSETS
Cash                                               $     50,000    $     50,000
                                                   ------------    ------------
  TOTAL ASSETS                                           50,000          50,000
                                                   ------------    ------------


LIABILITIES                                                --              --
                                                   ------------    ------------

NET ASSETS FOR SHARES OF BENEFICIAL
  INTEREST OUTSTANDING                             $     50,000    $     50,000
                                                   ============    ============

SHARES OUTSTANDING                                        5,000          50,000
                                                   ============    ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
SHARE                                              $      10.00    $       1.00
                                                   ============    ============

NET ASSETS CONSIST OF:
  Paid-in capital                                  $     50,000    $     50,000
                                                   ============    ============


The accompanying notes are an integral part of this statement.

                         CHURCH CAPITAL INVESTMENT TRUST
                            STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 20, 2005



                                                   CHURCH CAPITAL CHURCH CAPITAL
                                                     VALUE TRUST   MONEY MARKET
                                                                            FUND
                                                    -------------  -------------

INVESTMENT INCOME                                  $       --      $       --
                                                   ------------    ------------

EXPENSES

Organization costs                                       31,250          31,250
Reimbursement of expenses by Adviser                    (31,250)        (31,250)
                                                   ------------    ------------
  NET EXPENSES                                             --              --
                                                   ------------    ------------

NET INVESTMENT INCOME                              $       --      $       --
                                                   ============    ============

The accompanying notes are an integral part of this statement.

                         CHURCH CAPITAL INVESTMENT TRUST
                        NOTES TO THE FINANCIAL STATEMENTS
                             AS OF DECEMBER 20, 2005

(1) Church Capital Value Trust and Church Capital Money Market Fund (the "Funds") are each a diversified series of Church Capital Investment Trust (the "Trust"), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 6, 2005. The investment objective of Church Capital Value Trust is capital appreciation. The investment objective of Church Capital Money Market Fund is to maximize current income consistent with the preservation of capital and maintenance of liquidity by investing in high quality short-term money market instruments. The Church Capital Value Trust offers two classes of shares:
     Retail Class shares (sold subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Retail Class shares) and Adviser Class shares (sold without any distribution fees). On December 20, 2005, 5,000 Adviser Class shares of the Church Capital Value Trust and 50,000 shares of the Church Capital Money Market Fund were issued for cash, at $10.00 per share and $1.00 per shares, respectively, to Church Capital Management, LLC, the investment adviser to the Fund. The Fund has had no operations except for the initial issuance of shares.

(2) Church Capital Management, LLC (the "Adviser") serves as the investment adviser to the Funds. For its services, the Church Capital Value Trust will pay the Adviser an investment advisory fee at the annual rate of 1.00% of its average daily net assets and the Church Capital Money Market Fund will pay the Adviser an investment advisory fee at the annual rate of 0.50% of its average daily net assets. The Fund is responsible for its own operating expenses. The Adviser has contractually agreed (for a period of three years from each Fund's start of operations) to waive a portion of its advisory fees or to absorb each Fund's operating expenses to the extent necessary so that the Church Capital Value Trust Retail Class shares' and Adviser Class shares' ordinary operating expenses, respectively, do not exceed an amount equal to 1.50% and 1.25% annually of each class' average net assets and so that the Church Capital Money Market Fund's ordinary operating expenses do not exceed an amount equal to 0.66% of its average net assets. Any fee waivers or expense reimbursements by the Adviser ($31,250 for each Fund as of December 20, 2005, which represents the organizational costs) are subject to repayment by each Fund provided the Funds are able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of each Fund, provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

(3) The Trust has adopted a plan of distribution under which Retail Class shares of the Church Capital Value Trust may directly incur or reimburse for certain expenses related to the distribution of its shares. The annual limitation for payment of expense pursuant to the plan is 0.25% of the Fund's average daily net assets attributable to Retail Class shares. There is no plan of distribution for Adviser Class shares of the Church Capital Value Trust or shares of Church Capital Money Market Fund.

                         CHURCH CAPITAL INVESTMENT TRUST
                  NOTES TO THE FINANCIAL STATEMENTS (Continued)
                             AS OF DECEMBER 20, 2005

(4) Reference is made to the Prospectus and the Statement of Additional Information for a description of the Advisory Agreement, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CHURCH CAPITAL INVESTMENT TRUST
YARDLEY, PENNSYLVANIA


We have audited the accompanying statements of assets and liabilities and of operations of the Church Capital Value Trust and the Church Capital Money Market Fund, (each a series of Church Capital Investment Trust) as of December 20, 2005. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Church Capital Value Trust and the Church Capital Money Market Fund as of December 20, 2005, in conformity with accounting principles generally accepted in the United States of America.





                                                BRIGGS, BUNTING & DOUGHERTY, LLP


PHILADELPHIA, PENNSYLVANIA
DECEMBER 22, 2005

                                                                      Appendix A
                                                                      ----------

                        RATINGS OF INVESTMENT SECURITIES

COMMERCIAL PAPER

Moody's Investor Service

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

Standard & Poor's Corporation

An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

Fitch, Inc.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

Moody's Investors Service

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

Standard & Poor's Corporation

An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.